                    The Delaware Investments Family of Funds


                   Multiple Class Plan Pursuant to Rule 18f-3



     This Multiple Class Plan (the "Plan") has been adopted by a majority of the Board of Trustees of each of the investment companies listed on Appendix A as may be amended from time to time (each individually a "Fund" and, collectively, the "Funds"), including a majority of the Trustees who are not interested persons of each Fund, pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "Act"). The Board of each Fund has determined that the Plan, including the allocation of expenses, is in the best interests of the Fund as a whole, each series of shares offered by such Fund (individually and collectively the "Series") where the Fund offers its shares in multiple series, and each class of shares offered by the Fund or Series, as relevant. The Plan sets forth the provisions relating to the establishment of multiple classes of shares for each Fund and, if relevant, its Series. To the extent that a subject matter set forth in this Plan is covered by a Fund's Agreement and Declaration of Trust or By-Laws, such Agreement and Declaration of Trust or By-Laws will control in the event of any inconsistencies with descriptions contained in this Plan.

     The term "Portfolio," when used in this Plan in the context of a Fund that offers only a single series of shares, shall be a reference to the Fund, and when used in the context of a Fund that offers multiple Series of shares, shall be a reference to each Series of such Fund.

CLASSES

     1. Appendix A to this Plan describes the classes to be issued by each Portfolio and identifies the names of such classes.

FRONT-END SALES CHARGE

     2. Class A shares carry a front-end sales charge as described in the Funds' relevant prospectuses; and Class B, Class C, Class R, Class P, Institutional Class, Consultant Class, Original Class and Portfolio Class shares are sold without a front-end sales charge.

CONTINGENT DEFERRED SALES CHARGE

     3. Class A shares are not subject to a contingent deferred sales charge ("CDSC"), except as described in the Funds' relevant prospectuses.

     4. Class B shares are subject to a CDSC as described in the Funds' relevant prospectuses.

     5. Class C shares are subject to a CDSC as described in the Funds' relevant prospectuses.

     6. As described in the Funds' relevant prospectuses, the CDSC for each class declines to zero over time and is waived in certain circumstances. Shares that are subject to a CDSC age one month at the end of the month in which the shares were purchased, regardless of the specific date during the month that the shares were purchased.

     7. Class R, Class P, Institutional Class, Consultant Class, Original Class and Portfolio Class shares are not subject to a CDSC.

RULE 12b-1 PLANS

     8. In accordance with the Rule 12b-1 Plan for the Class A shares of each Portfolio, each Fund shall pay to Delaware Distributors, L.P. (the "Distributor") a monthly fee not to exceed the maximum rate set forth in Appendix A as may be determined by the Fund's Board of Trustees from time to time for distribution services. The monthly fee shall be reduced by the aggregate sums paid by or on behalf of such Portfolio to persons other than broker-dealers pursuant to shareholder servicing agreements.

     9. In accordance with the Rule 12b-1 Plan for the Class B shares of each Portfolio, each Fund shall pay to the Distributor a monthly fee not to exceed the maximum rate set forth in Appendix A as may be determined by the Fund's Board of Trustees from time to time for distribution services. In addition to these amounts, the Fund shall pay (i) to the Distributor for payment to dealers or others, or (ii) directly to others, an amount not to exceed the maximum rate set forth in Appendix A for shareholder support services pursuant to dealer or servicing agreements.

     10. In accordance with the Rule 12b-1 Plan for the Class C shares of each Portfolio, each Fund shall pay to the Distributor a monthly fee not to exceed the maximum rate set forth in Appendix A as may be determined by the Fund's Board of Trustees from time to time for distribution services. In addition to these amounts, the Fund shall pay (i) to the Distributor for payment to dealers or others, or (ii) directly to others, an amount not to exceed the maximum rate set forth in Appendix A for shareholder support services pursuant to dealer or servicing agreements.

     11. In accordance with the respective Rule 12b-1 Plan for the Class R, Class P and Consultant Class shares of each Portfolio, each Fund shall pay to the Distributor a monthly fee not to exceed the maximum rate set forth in Appendix A as may be determined by the Fund's Board of Trustees from time to time for distribution and shareholder support services. The monthly fee shall be reduced by the aggregate sums paid by or on behalf of such Portfolio to persons other than broker-dealers pursuant to shareholder servicing agreements.

     12. A Rule 12b-1 Plan has not been adopted for the Institutional Class, Original Class and Portfolio Class shares of any Portfolio.

ALLOCATION OF EXPENSES

     13. Each Fund shall allocate to each class of shares of a Portfolio any fees and expenses incurred by the Fund in connection with the distribution or servicing of such class of shares under a Rule 12b-1 Plan, if any, adopted for such class. In addition, each Fund reserves the right, subject to approval by the Fund's Board of Trustees, to allocate fees and expenses of the following nature to a particular class of shares of a Portfolio (to the extent that such fees and expenses actually vary among each class of shares or vary by types of services provided to each class of shares of the Portfolio):

     (i)    transfer agency and other recordkeeping costs;

     (ii) Securities and Exchange Commission and blue sky registration or qualification fees;

     (iii) printing and postage expenses related to printing and distributing class-specific materials, such as shareholder reports, prospectuses and proxies to current shareholders of a particular class or to regulatory authorities with respect to such class of shares;

     (iv)   audit or accounting fees or expenses relating solely to such class;

     (v) the expenses of administrative personnel and services as required to support the shareholders of such class;

     (vi) litigation or other legal expenses relating solely to such class of shares;

     (vii) Trustees' fees and expenses incurred as a result of issues relating solely to such class of shares; and

     (viii) other expenses subsequently identified and determined to be properly allocated to such class of shares.

     14.    (a)    Daily Dividend Portfolios. With respect to Portfolios that declare a dividend to shareholders on a daily basis, all expenses incurred by a Portfolio will be allocated to each class of shares of such Portfolio on the basis of "settled shares" (net assets valued in accordance with generally accepted accounting principles but excluding the value of subscriptions receivable) of each class in relation to the net assets of the Portfolio, except for any expenses that are allocated to a particular class as described in paragraph 13 above.

            (b) Non-Daily Dividend Portfolios. With respect to Portfolios that do not declare a dividend to shareholders on a daily basis, all expenses Portfolio will be allocated to each class of shares of such Portfolio on the incurred by a basis of the net asset value of each such class in relation to the net asset value of the Portfolio, except for any expenses that are allocated to a particular class as described in paragraph 13 above.

ALLOCATION OF INCOME AND GAINS

     15. (a) Daily Dividend Portfolios. With respect to Portfolios that declare a dividend to shareholders on a daily basis, income will be allocated to each class of shares of such Portfolio on the basis of settled shares of each class in relation to the net assets of the Portfolio, and realized and unrealized capital gains and losses of the Portfolio will be allocated to each class of shares of such Portfolio on the basis of the net asset value of each such class in relation to the net asset value of the Portfolio.

            (b) Non-Daily Dividend Portfolios. With respect to Portfolios that do not declare a dividend to shareholders on a daily basis, income and realized and unrealized capital gains and losses of a Portfolio will be allocated to each class of shares of such Portfolio on the basis of the net asset value of each such class in relation to the net asset value of the Portfolio.

CONVERSIONS

     16. (a) Except for shares acquired through a reinvestment of dividends or distributions, Class B shares held for a period of time after purchase specified in Appendix A are eligible for automatic conversion into Class A shares of the same Portfolio in accordance with the terms described in the relevant prospectus. Class B shares acquired through a reinvestment of dividends or distributions will convert into Class A shares of the same Portfolio pro rata with the Class B shares that were not acquired through the reinvestment of dividends and distributions.

            (b) The automatic conversion feature of Class B shares of each Fund shall be suspended at any time that the Board of Trustees of the Fund determines that there is not available a reasonably satisfactory opinion of counsel to the effect that (i) the assessment of the higher fee under the Fund's Rule 12b-1 Plan for Class B does not result in the Fund's dividends or distributions constituting a preferential dividend under the Internal Revenue Code of 1986, as amended, and (ii) the conversion of Class B shares into Class A shares does not constitute a taxable event under federal income tax law. In addition, the Board of Trustees of each Fund may suspend the automatic conversion feature by determining that any other condition to conversion set forth in the relevant prospectus, as amended from time to time, is not satisfied.

            (c) The Board of Trustees of each Fund may also suspend the automatic conversion of Class B shares if it determines that suspension is appropriate to comply with the requirements of the Act, or any rule or regulation issued thereunder, relating to voting by Class B shareholders on the Fund's Rule 12b-1 Plan for Class A or, in the alternative, the Board of Trustees may provide Class B shareholders with alternative conversion or exchange rights.

     17. Class A, Class C, Class R, Class P, Institutional Class, Consultant Class, Original Class and Portfolio Class shares do not have a conversion feature.

EXCHANGES

     18. Holders of Class A, Class B, Class C, Class R, Class P, Institutional Class, Consultant Class, Original Class and Portfolio Class shares of a Portfolio shall have such exchange privileges as set forth in the relevant prospectuses. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Funds' prospectuses. Exchanges cannot be made between open-end and closed-end funds within the Delaware Investments Family of Funds.

OTHER PROVISIONS

     19. Each class will vote separately with respect to the Rule 12b-1 Plan related to that class; provided, however, that Class B shares of a Portfolio may vote on any proposal to materially increase the fees to be paid by the Portfolio under the Rule 12b-1 Plan for the Class A shares of the Portfolio.

     20. On an ongoing basis, the Trustees, pursuant to their fiduciary responsibilities under the Act and otherwise, will monitor each Portfolio for the existence of any material conflicts between the interests of all the classes of shares offered by such Portfolio. The Trustees, including a majority of the Trustees who are not interested persons of each Fund, shall take such action as is reasonably necessary to eliminate any such conflict that may develop. The Manager and the Distributor shall be responsible for alerting the Board to any material conflicts that arise.

     21. As described more fully in the Funds' relevant prospectuses, broker-dealers that sell shares of each Portfolio will be compensated differently depending on which class of shares the investor selects.

     22. Each Fund reserves the right to increase, decrease or waive the sales charge imposed on any existing or future class of shares of each Portfolio within the ranges permissible under applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and the rules of the National Association of Securities Dealers, Inc. (the "NASD"), as such rules may be amended or adopted from time to time. Each Fund may in the future alter the terms of the existing classes of each Portfolio or create new classes in compliance with applicable rules and regulations of the SEC and the NASD.

     23. All material amendments to this Plan must be approved by a majority of the Trustees of each Fund affected by such amendments, including a majority of the Trustees who are not interested persons of the Fund.

Initially Effective as of November 16, 2000
Amended as of September 19-20, 2001
Amended as of November 1, 2001
Amended as of May __, 2003

APPENDIX A


----------------------------------------------------------------------------------------------------------------------------------
                                                                          Maximum Annual       Maximum Annual
                                                                          Distribution Fee     Shareholder
                                                                          (as a percentage     Servicing fee (as       Years
                               Fund/Class                                 of average daily     a percentage of           To
                                                                          net assets of        average daily net     Conversion
                                                                          class)               assets of class)
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Equity Fund I
----------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Devon Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Equity Funds II
----------------------------------------------------------------------------------------------------------------------------------
Delaware Decatur Equity Income Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Value Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Growth and Income Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Social Awareness Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Equity Funds III
----------------------------------------------------------------------------------------------------------------------------------
Delaware American Services Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Focused Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Focused Value Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Health Care Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Technology and Innovation Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Trend Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Equity Funds IV
----------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Opportunities Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Equity Funds V
----------------------------------------------------------------------------------------------------------------------------------
Delaware Retirement Income Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Contrarian Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Value Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Income Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware High Yield Opportunities Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Delaware Strategic Income Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Limited Term Government Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Limited Term Government Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .15%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                5
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Government Fund
----------------------------------------------------------------------------------------------------------------------------------
Delaware American Government Bond Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group State Tax-Free Income Trust
----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Pennsylvania Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Tax-Free Fund
----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Insured Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free USA Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free USA Intermediate Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                5
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Global and International Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware International Equity Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Delaware International Small Cap Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Diversified Income Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware U.S. Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .35%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Foundation Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Allocation Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Growth Allocation Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Income Allocation Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware S & P 500 Index Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                            Consultant Class                                     .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Pooled Trust
----------------------------------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                            Portfolio Class                                       N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
The International Equity Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                                Class P                                          .20%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                             Original Class                                       N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Voyageur Insured Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Minnesota Insured Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .25%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Arizona Insured Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .25%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Voyageur Intermediate Tax-Free Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Intermediate Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .25%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                5
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Voyageur Investment Trust
----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free California Insured Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .25%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Florida Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .25%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Florida Insured Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .25%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Missouri Insured Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .25%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Oregon Insured Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .25%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Voyageur Mutual Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Minnesota High-Yield Municipal Bond Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .25%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware National High-Yield Municipal Bond Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .25%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Arizona Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .25%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free California Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .25%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Idaho Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .25%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free New York Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .25%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Voyageur Mutual Funds II
----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Colorado Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .25%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
Voyageur Mutual Funds III
----------------------------------------------------------------------------------------------------------------------------------
Delaware Core Equity Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .25%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Delaware Select Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
                                Class A                                          .30%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                                Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------
                                Class R                                          .60%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                          Institutional Class                                     N/A                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Voyageur Tax-Free Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Fund
----------------------------------------------------------------------------------------------------------------------------------
                               Class A                                          .25%                 N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
                               Class B                                          .75%                .25%                8
----------------------------------------------------------------------------------------------------------------------------------
                               Class C                                          .75%                .25%               N/A
----------------------------------------------------------------------------------------------------------------------------------



                                       12